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                                                                    EXHIBIT 99.3

                                                                       EXHIBIT B

                                VOTING AGREEMENT

         VOTING AGREEMENT, dated as of May 7, 2000 (the "Agreement"), by and among QLogic Corporation, a Delaware corporation ("Buyer"), and each shareholder of Ancor Communications, Incorporated (the "Company"), whose signature is set forth on the signature pages to this Agreement (each a "Shareholder" and, collectively, the "Shareholders"). Capitalized terms which are used but not defined herein shall have the meanings ascribed to them in the Merger Agreement (as defined below).

                                   WITNESSETH:

         WHEREAS, simultaneously with the execution and delivery of this Agreement, Buyer and the Company are entering into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), which provides for a wholly owned subsidiary of Buyer to be merged with and into the Company in accordance with the Minnesota Business Corporation Act and the terms of the Merger Agreement, as a result of which the Company will be the surviving corporation and will be a wholly owned subsidiary of Buyer;

         WHEREAS, the Shareholders have agreed to enter into this Agreement in connection with the execution of the Merger Agreement.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements set forth herein, the parties hereto, intending to be legally bound, agree as follows:

         1. Agreement to Vote. At such time as the Company convenes a meeting of or otherwise seeks a vote of, the Company's shareholders for the purpose of approving the Merger, each of the Shareholders hereby agrees to vote all shares of Company Common Stock owned by such Shareholder (whether held directly or beneficially) approving the Merger.

         2. Limitation. Except for sales of Company Common Stock or except for transfers of Company Common Stock to persons assuming this Agreement, each Shareholder shall retain at all times the right to vote such Shareholder's shares of Company Common Stock in such Shareholder's sole discretion and without any other limitation on all matters, other than those set forth in Section 1, that are at any time or from time to time presented for consideration by the Company's shareholders generally.

         3. Representation and Warranty of the Shareholders. The Shareholders severally, but not jointly, hereby represent and warrant to Buyer that the signature page of this Agreement correctly sets forth the number of shares of Company Common Stock owned by each Shareholder as of the date of this Agreement. Each Shareholder has good title to all of the shares of Company Common Stock set forth below his name on the signature page hereto free and clear of all liens, security interests and encumbrances or any restrictions on transfer.

         4. Capacity. The parties hereby agree that the Shareholders are executing this Agreement solely in their capacity as shareholders of the Company. Nothing contained in this

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Agreement shall limit or otherwise affect, in any manner, the conduct or exercise of the Shareholders' fiduciary duties as officers or directors of the Company, where applicable.

         5. Termination. This Agreement shall terminate upon the earlier of (i) the date of approval of the Merger by the Company's shareholders (ii) the termination of the Merger Agreement in accordance with its terms, or (iii) upon the mutual agreement of the parties hereto. In the event this Agreement is terminated, this Agreement shall immediately become void, there shall be no liability under this Agreement on the part of Buyer, its officers or directors or the Shareholders, and all rights and obligations of the parties to this Agreement shall cease and be of no further legal effect.

         6. Counterparts. This Agreement may be executed via facsimile in two or more counterparts, each of which, when executed, shall be deemed to be an original and all of which together shall constitute one and the same document.

         7. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of laws thereof.

                                    * * * * *

         IN WITNESS WHEREOF, the parties hereto have caused this Voting Agreement to be executed as of the day and year first written above.

                               QLOGIC CORPORATION


                               By: /s/ Thomas R. Anderson
                                   ---------------------------------------------
                                   Thomas R. Anderson, Chief Financial Officer


                               SHAREHOLDERS


                               By: /s/ Gerald Bestler
                                   ---------------------------------------------
                                   Name:  Gerald Bestler
                                   Number of Shares Held:  23,000


                               By: /s/ Calvin G. Nelson
                                   ---------------------------------------------
                                   Name:  Calvin G. Nelson
                                   Number of Shares Held:  28,676


                               By: /s/ Steven E. Snyder
                                   ---------------------------------------------
                                   Name:  Steven E. Snyder
                                   Number of Shares Held:  22,885


                               By: /s/ Kenneth Hendrickson
                                   ---------------------------------------------
                                   Name:  Kenneth Hendrickson
                                   Number of Shares Held:  58,755

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